UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2011

Mitek Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15235	87-0418827
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

8911 Balboa Ave., Suite B, San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 503-7810

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Entry into Indemnification Agreement

On February 28, 2011, the Company entered into a separate Indemnification Agreement (the “Indemnification Agreement”) with each of James B. DeBello, John M. Thornton, Vinton P. Cunningham, Gerald I. Farmer, Alex W. Hart, Sally B. Thornton and William P. Tudor (each, an “Indemnitee”).

Under the Indemnification Agreement, each Indemnitee is entitled to be indemnified against all expenses, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any claims, proceedings or other actions brought against Indemnitee as a result of Indemnitee’s service to the Company, provided that Indemnitee (i) acted in good faith; (ii) reasonably believed the action was in the best interest of the Company; and (iii) in criminal proceedings, reasonably believed his conduct was not unlawful.  Additionally, the Indemnification Agreement entitles the Indemnitee to contribution of expenses from the Company in any proceeding in which the Company is jointly liable with Indemnitee, but for which indemnification is not otherwise available.

The Indemnification Agreement also entitles each Indemnitee to advancement of expenses incurred by an Indemnitee in connection with any claim, proceeding or other action in advance of the final adjudication of any such claim, proceeding or other action, provided Indemnitee agrees to reimburse the Company for all such advances if it shall ultimately be determined that Indemnitee is not entitled to indemnification.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to Exhibit 10.2 of this Current Report on Form 8-K and is incorporated herein by this reference.

Entry into Executive Severance and Change of Control Plan

On February 28, 2011, Mitek Systems, Inc. (the “Company”) entered into an Executive Severance and Change of Control Plan (the “Executive Severance Plan”) with James B. DeBello, President, Chief Executive Officer, Chief Financial Officer and a director of the Company.

Under the terms of the Executive Severance Plan, if the Company terminates Mr. DeBello’s employment without cause or if Mr. DeBello terminates his employment for good reason, Mr. DeBello will be entitled to receive (i) a lump-sum cash amount equal to his then-current annual base salary; (ii) a lump-sum cash amount equal to twelve months of premium payments for continuation coverage under the Company’s health plans; and (iii) accelerated vesting of 50% of all outstanding equity awards then held by Mr. DeBello.

In the event of a change in control of the Company, Mr. DeBello will be entitled to receive (i) a lump-sum cash amount equal to two times his then-current annual base salary, with one-half of such amount being paid upon the date of the consummation of the change in control and one-half of such amount being paid on the date that is six months following the consummation of the change in control; and (ii) accelerated vesting of 100% of all outstanding equity awards then held by Mr. DeBello.  In addition, if Mr. DeBello is terminated without cause or terminates his employment for good reason at any time within two months prior or twenty-four months following a change in control, Mr. DeBello will be entitled to receive a lump-sum cash amount equal to twenty-four months of premium payments for continuation coverage under the Company’s health plans.

The Company also entered into Executive Severance and Change of Control Plans with each of Grigori Nepomniachtchi, Chief Technology Officer, Drew Hyatt, Senior Vice President of Sales and Business Development, John J. Roach, Vice President of Engineering, and James F. Hutton, Corporate Controller.  Such agreements are substantially similar to the Executive Severance Plan with Mr. DeBello, with the exception that such executives shall be entitled to receive a lump-sum cash amount equal to (i) one-half the executive’s then-current annual base salary in the same circumstances where Mr. DeBello would be entitled to receive a lump-sum cash amount equal to one times his then-current annual base salary, and (ii) one times executive’s then-current annual base salary in the same circumstances where Mr. DeBello would be entitled to receive a lump-sum cash amount equal to two times his then-current annual base salary.

The foregoing summary of the Executive Severance and Change of Control Plan is qualified in its entirety by reference to Exhibit 10.1 of this Current Report on Form 8-K and is incorporated herein by this reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Stockholders was held at 9:00 a.m., local time, Wednesday, February 23, 2011, at the Company's executive offices located at 8911 Balboa Ave., Suite B, San Diego, California 92123, for the following purposes:

1.	To elect a board of seven directors to hold the office during the ensuing year or until their respective successors are elected and qualified;

2.	To adopt the Mitek Systems, Inc. Director Restricted Stock Unit Plan;

3.	To ratify the appointment of Mayer Hoffman McCann, P.C. as the Company’s independent registered public accounting firm for its 2011 fiscal year;

4.	To hold an advisory vote on the overall compensation of the Company’s named executive officers;

5.	To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

6.	To transact such business as may properly come before the meeting and any adjournments thereof.

There were a total of 20,499,395 shares of common stock outstanding and entitled to vote at this meeting and 18,395,175, or approximately 90%, of those shares were represented at this meeting, either in person or by proxy.  Accordingly, a quorum of stockholders was present at meeting.

1.	With respect to the election of directors of the Company, the votes were cast for each of the following nominees as follows:

NOMINEE	FOR	WITHHELD
John M. Thornton	10,720,232	20,942
James B. DeBello	10,038,898	702,276
Gerald I. Farmer	10,410,911	330,263
Vinton P. Cunningham	10,724,534	16,640
Sally B. Thornton	10,403,794	337,380
William P. Tudor	10,723,932	17,242
Alex W. "Pete" Hart	10,726,134	15,040

Based on the voting of the stockholders at the meeting, each of the nominees listed above was duly elected as a director of the Company.

2.	With respect to the adoption of the Mitek Systems, Inc. Director Restricted Stock Unit Plan, the votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,574,623	1,133,004	33,547	7,654,001

Based on the voting of the stockholders at the meeting, the Mitek Systems, Inc. Director Restricted Stock Unit Plan was adopted by the stockholders of the Company.

3.
With respect to the ratification of the appointment of Mayer Hoffman McCann, P.C. as the Company's independent registered public accounting firm for the 2011 fiscal year, the votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,270,271	11,696	113,208	- 0 -

Based on the voting of the stockholders at the meeting, the stockholders of the Company ratified the appointment of Mayer Hoffman McCann, P.C. as the Company's independent registered public accounting firm for the 2011 fiscal year.

4.	With respect to an advisory vote on the overall compensation of the Company's named executive officers, the votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,612,540	99,043	29,591	7,654,001

Based on the voting of the stockholders at the meeting, the overall compensation of the Company's named executive officers was approved by an advisory vote of the stockholders of the Company.

5.	With respect to an advisory vote on the frequency of the advisory vote on executive compensation, the votes were cast as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN
8,859,629	226,640	1,607,315	48,590

Based on the voting of the stockholders at the meeting, a frequency of three years for the advisory vote on executive compensation was approved by an advisory vote  of stockholders of the Company.

6.	With respect to the proposal to transact such business as may properly come before the meeting and any adjournments thereof, the votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,741,035	1,504,116	150,024	- 0 -

Based on the voting of the stockholders at the meeting, the proposal to transact such business as may properly come before the meeting and any adjournments thereof was approved by the stockholders of the Company.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Form of Indemnification Agreement

	10.2	Executive Severance and Change in Control Agreement dated February 28, 2011 between James DeBello and the Company

	10.3	Form of Executive Severance and Change in Control Agreement

	10.4	Mitek Systems, Inc. Director Restricted Stock Unit Plan *

* Filed as Appendix A to the Company's Definitive Proxy Statement filed on January 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

By:	/s/ James B. DeBello
James B. DeBello
President, Chief Executive Officer and Chief Financial Officer

Date:  March 1, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1	Form of Indemnification Agreement

10.2	Executive Severance and Change in Control Agreement dated February 28, 2011 between James DeBello and the Company

10.3	Form of Executive Severance and Change in Control Agreement

10.4	Mitek Systems, Inc. Director Restricted Stock Unit Plan *

* Filed as Appendix A to the Company's Definitive Proxy Statement filed on January 20, 2011